CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB of Senesco Technologies, Inc. for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Bruce C. Galton, President and Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Senesco Technologies, Inc.

Dated:   May 15, 2003                      /s/ Bruce C. Galton *
                                           -------------------------------------
                                           Bruce C. Galton
                                           President and Chief Executive Officer
                                           (principal executive officer)


* A signed original of this written statement required by Section 906 has been provided to us and will be retained by us and furnished to the Securities and Exchange Commission or its staff upon request.